UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 22, 2021 (April 20, 2021)

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza		30313
Atlanta, Georgia		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)                 The Annual Meeting of Shareowners of the Company was held on Tuesday, April 20, 2021. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.

(b)                Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors for a term expiring in 2022 as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	Broker Non-Votes
Herbert A. Allen	3,010,307,595	97.99	61,729,709	2.01	8,083,165	523,555,296
Marc Bolland	2,996,965,654	97.57	74,777,804	2.43	8,376,992	523,555,296
Ana Botín	3,036,583,250	98.84	35,683,465	1.16	7,853,735	523,555,296
Christopher C. Davis	3,010,584,594	98.02	60,679,655	1.98	8,856,201	523,555,296
Barry Diller	2,638,240,708	85.92	432,407,293	14.08	9,472,449	523,555,296
Helene D. Gayle	3,011,032,027	98.02	60,829,166	1.98	8,259,257	523,555,296
Alexis M. Herman	2,858,780,519	93.06	213,359,471	6.94	7,980,460	523,555,296
Robert A. Kotick	3,050,737,257	99.32	20,815,466	0.68	8,567,727	523,555,296
Maria Elena Lagomasino	2,941,419,323	96.02	121,825,682	3.98	16,875,445	523,555,296
James Quincey	2,869,974,479	93.83	188,568,690	6.17	21,577,281	523,555,296
Caroline J. Tsay	3,041,458,502	99.00	30,803,008	1.00	7,858,959	523,555,296
David B. Weinberg	3,034,847,367	98.81	36,503,452	1.19	8,769,631	523,555,296

Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding this advisory proposal were as follows:

Votes Cast For:	2,891,954,740	94.39%
Votes Cast Against:	171,759,277	5.61%
Abstentions:	16,406,433
Broker Non-Votes:	523,555,296

Item 3. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. Votes regarding this proposal were as follows:

Votes Cast For:	3,457,393,742	96.14%
Votes Cast Against:	138,657,044	3.86%
Abstentions:	7,624,960
Broker Non-Votes:	N/A

Item 4. Shareowner Proposal on Sugar and Public Health. Votes regarding this proposal were as follows:

Votes Cast For:	282,875,712	9.29%
Votes Cast Against:	2,761,563,811	90.71%
Abstentions:	35,680,946
Broker Non-Votes:	523,555,296

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(Registrant)

Date: April 22, 2021	By:	/s/ John Murphy
John Murphy
Executive Vice President and Chief Financial Officer